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                                                                EXHIBIT 99.B1
                               KEMPER TOTAL RETURN FUND

                                 AMENDED AND RESTATED
                          AGREEMENT AND DECLARATION OF TRUST
                          ----------------------------------


                  WHEREAS, Article IX, Section 4 of the Agreement and
             Declaration of Trust of Kemper Total Return Fund dated October 24, 1985, provides that the Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of Shareholders holding a majority of the Shares entitled to vote; and

                  WHEREAS, the holders of a majority of the Shares
             entitled to vote have authorized this Amendment and Restatement of said Agreement and Declaration of Trust;

                  NOW, THEREFORE, said Agreement and Declaration of Trust
             is amended and restated to read in its entirety as follows:

                                      WITNESSETH

                  WHEREAS, this Trust has been formed for the purposes of
             carrying on the business of a management investment company;
             and

                  WHEREAS, in furtherance of such purposes, the Trustees
             have acquired and may hereafter acquire assets and properties, to hold and manage as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

                  NOW, THEREFORE, the Trustees hereby declare that they
             will hold all cash, securities and other assets and properties which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of shares in this Trust as hereinafter set forth.







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                                       ARTICLE I
                                       ---------

                                 NAME AND DEFINITIONS
                                 --------------------

             NAME AND REGISTERED AGENT
             -------------------------

                  SECTION 1. This Trust shall be known as Kemper Total Return Fund and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The registered agent for the Trust in Massachusetts shall be CT Corporation System whose address is 2 Oliver Street, Boston, Massachusetts or such other person as the Trustees may from time to time designate.

             DEFINITIONS
             -----------

                  SECTION 2. Whenever used herein, unless otherwise required by the context or specifically provided:

                  (a) The "Trust" refers to the Massachusetts voluntary association established by this Agreement and Declaration of Trust, as amended from time to time, pursuant to Massachusetts General Laws, Chapter 182;

                  (b) "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV and then in office;

                  (c) "Shares" mean the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of shares is authorized under or pursuant to
             Article III, the equal proportionate transferable units of interest into which each such series or class shall be divided from time to time;

                  (d)  "Shareholder" means a record owner of Shares;

                  (e) The "1940 Act" refers to the Investment Company Act of 1940 (and any successor statute) and the Rules and Regulations thereunder, all as amended from time to time;

                  (f) The terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Principal Underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings given them in the 1940 Act;



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                  (g)  "Declaration of Trust" shall mean this Agreement
             and Declaration of Trust as amended or restated from time to time;

                  (h) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;

                  (i) "Net asset value" shall have the meaning set forth in Section 6 of Article VI hereof;

                  (j) The terms "series" or "series of Shares" refers to the one or more separate investment portfolios of the Trust authorized under or pursuant to Article III into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

                  (k) The terms "class" or "class of Shares" refers to the division of Shares representing any series into two or more classes authorized under or pursuant to Article III.


                                      ARTICLE II
                                      ----------

                                  NATURE AND PURPOSE
                                  ------------------

                  The Trust is a voluntary association (commonly known as
             a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers. The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith.











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                                      ARTICLE III
                                      -----------

                                        SHARES
                                        ------

             DIVISION OF BENEFICIAL INTEREST
             -------------------------------

                  SECTION 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without Shareholder approval, authorize from time to time. Each series shall be preferred over all other series in respect of the assets allocated to that series as hereinafter provided. The beneficial interest in each series shall at all times be divided into Shares (without par value) of such series, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in such series with each other Share of the same series, none having priority or preference over another Share of the same series. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional Shares. The Trustees may from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class. Without limiting the authority of the Trustees set forth in this Section 1 to establish and designate any further series or class, the Trustees hereby establish and designate one series of Shares to be known as the "Initial Portfolio." The establishment and designation of any series or class of Shares in addition to the foregoing shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class. As provided in Article IX, Section 1 hereof, any series or class of Shares (whether or not there shall then be Shares outstanding of said series or class) may be terminated by the Trustees by written notice to the Shareholders of such series or class or by the vote of the Shareholders of such series or class entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. In the event of any such termination, a majority of the then Trustees shall execute an instrument setting forth the termination of such series or class.




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             OWNERSHIP OF SHARES
             -------------------

                  SECTION 2. The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters.
             The record books of the Trust as kept by the Trust or any transfer or similar agent of the Trust, as the case may be, shall be conclusive as to who are the Shareholders of each series or class and as to the number of Shares of each series or class held from time to time by each Shareholder.

             INVESTMENT IN THE TRUST; ASSETS OF A SERIES
             -------------------------------------------

                  SECTION 3. The Trustees may issue Shares of the Trust to such persons and on such terms and, subject to any requirements of law, for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they may from time to time authorize.

                  All consideration received by the Trust for the issue or
             sale of Shares of a particular series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall, irrevocably belong to such series of Shares for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as "assets of" such series. Any allocation of the assets of a series among any classes of Shares of such series shall be made in a manner consistent with the preferences and special or relative rights or privileges of such classes.

             RIGHT TO REFUSE ORDERS
             ----------------------

                  SECTION 4. The Trust by action of its Trustees shall have the right to refuse to accept any subscription for its Shares at any time without any cause or reason therefore whatsoever. Without limiting the foregoing, the Trust shall have the right not to accept subscriptions under circumstances or in amounts as the Trustees in their sole discretion consider to be disadvantageous to existing Shareholders and the Trust may from time to time set minimum


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             and/or maximum amounts which may be invested in Shares by a subscriber.

             ORDER IN PROPER FORM
             --------------------

                  SECTION 5.  The criteria for determining what
             constitutes an order in proper form and the time of receipt of such an order by the Trust shall be prescribed by resolution of the Trustees.

             WHEN SHARES BECOME OUTSTANDING
             ------------------------------

                  SECTION 6. Shares subscribed for and for which an order in proper form has been received shall be deemed to be outstanding as of the time of acceptance of the order therefor and the determination of the net price thereof, which price shall be then deemed to be an asset of the Trust.

             MERGER OR CONSOLIDATION
             -----------------------

                  SECTION 7. In connection with the acquisition of all or substantially all the assets or stock of another investment company, investment trust, or of a company classified as a personal holding company under Federal Income Tax laws, the Trustees may issue or cause to be issued Shares of a series or class and accept in payment therefor, in lieu of cash, such assets at their market value, or such stock at the market value of the assets held by such investment company or investment trust, either with or without adjustment for contingent costs or liabilities.

             NO PREEMPTIVE RIGHTS, ETC.
             --------------------------

                  SECTION 8. Shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional Shares or other securities issued by the Trust. The Shareholders shall have no appraisal rights with respect to their Shares and, except as otherwise determined by the Trustees in their sole discretion, shall have no exchange or conversion rights with respect to their Shares.

             STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY
             -----------------------------------------------------

                  SECTION 9. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the

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             terms of the Declaration of Trust and to have become a party thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

             SHAREHOLDER INSPECTION RIGHTS
             -----------------------------

                  SECTION 10. Any Shareholder or his agent may inspect and copy during normal business hours any of the following documents of the Trust: By-Laws, minutes of the proceedings of the Shareholders and annual financial statements of the Trust, including a balance sheet and financial statements of operations. The foregoing rights of inspection of Shareholders of the Trust are the exclusive and sole rights of the Shareholders with respect thereto and no Shareholder of the Trust shall have, as a Shareholder, the right to inspect or copy any of the books, records or other documents of the Trust except as specifically provided in this Section 10 of this Article III or except as otherwise determined by the Trustees.

                                      ARTICLE IV
                                      ----------

                                     THE TRUSTEES
                                     ------------

             NUMBER, DESIGNATION, ELECTION, TERM, ETC.
             -----------------------------------------

             SECTION 1.
             ----------

                  (a) INITIAL TRUSTEE. Robert J. Engling, the initial Trustee, appointed other Trustees pursuant to subsection (c) of this Section 1 and then resigned.


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                  (b)  NUMBER.  The Trustees serving as such, whether
             named above or hereafter becoming Trustees, may increase or decrease the number of Trustees to a number other than the number theretofore determined which number shall not be less than three nor more than fifteen except during the period that the initial Trustee named above is sole Trustee. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 1.

                  (c) TERM AND ELECTION. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee until the next meeting of Shareholders, if any, called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed. Upon the election and qualification of a new Trustee, the Trust estate shall vest in the new Trustee (together with the continuing or other new Trustees) without any further act or conveyance. Prior to any sale of Shares pursuant to any public offering, the initial Trustee named above shall have the right to appoint other persons as Trustees each to serve as Trustees as aforesaid until the first meeting of Shareholders called for the purpose of the election or re-election of such Trustee or of a successor to such Trustee.

                  (d) RESIGNATION AND RETIREMENT. Any Trustee may resign his trust or retire as a Trustee, by written instrument signed by him and delivered to the other Trustees or to the Chairman of the Board, if any, the President or the Secretary of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

                  (e) REMOVAL. Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause
             (i) by the vote of the Shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the Shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class.

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                  Whenever ten or more Shareholders of record who have
             been such for at least six months preceding the date of application, and who hold in the aggregate Shares constituting at least one percent of the outstanding Shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees shall within five business days after receipt of such application inform such applicants as to the approximate cost of mailing to the Shareholders of record the proposed communication and form of request. Upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, the Trustees shall, within reasonable promptness, mail such material to all Shareholders of record at their addresses as recorded on the books of the Trust. Notwithstanding the foregoing, the Trustees may refuse to mail such material on the basis and in accordance with the procedures set forth in the last two paragraphs of Section 16(c) of the 1940 Act.

                  (f) VACANCIES. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the other Trustees may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filled either by a majority of the remaining Trustees, even if less than a quorum, through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine or, whenever deemed appropriate by the remaining Trustees, by the election by the Shareholders, at a meeting called for such purpose, of a person to fill such vacancy. Upon the appointment or election and qualification of a new Trustee as aforesaid, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees.

                  (g)  MANDATORY ELECTION BY SHAREHOLDERS.
             Notwithstanding the foregoing provisions of this Section 1, the Trustees shall call a meeting of the Shareholders for the election of one or more Trustees at such time or times as may be required in order that the provisions of the 1940 Act may be complied with, and the authority hereinabove provided for the Trustees to appoint any successor Trustee or Trustees

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             shall be restricted if such appointment would result in
             failure of the Trust to comply with any provision of the 1940
             Act.

                  (h) EFFECT OF DEATH, RESIGNATION, ETC. The death, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

                  (i) NO ACCOUNTING. Except under circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

             POWERS
             ------

                  SECTION 2. The Trustees, subject only to the specific limitations contained in this Declaration of Trust or otherwise imposed by the 1940 Act or other applicable law, shall have, without further or other authorization and free from any power or control of the Shareholders, full, absolute and exclusive power, control and authority over the Trust assets and the business and affairs of the Trust to the same extent as if the Trustees were the sole and absolute owners thereof in their own right and to do all such acts and things as in their sole judgment and discretion are necessary and incidental to, or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust. Any determination made in good faith by the Trustees of the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive. In construing the provisions of this Declaration of Trust, there shall be a presumption in favor of the grant of power and authority to the Trustees. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust containing provisions relating to the business of the Trust, the conduct of its affairs, its rights or powers and the rights or powers of its Shareholders, Trustees, officers, employees and other agents and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; fill vacancies in their number, including vacancies resulting from increases in their number, unless a vote of the Trust's Shareholders is required to fill such vacancies pursuant to the 1940 Act; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number, and terminate, any one or more committees consisting of two or

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             more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the powers and authority of the Trustees as the Trustees may determine; appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; employ one or more investment advisers or managers as provided in
             Section 6 of this Article IV; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities; retain a transfer agent or a Shareholder services agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

                  In furtherance of and not in limitation of the
             foregoing, the Trustees shall have power and authority:

                  (a) To invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in securities or interests of all kinds, however evidenced, or obligations of all kinds, however evidenced, or rights, warrants, or contracts to acquire such securities, interests, or obligations, of any private or public company, corporation, association, general or limited partnership, trust or other enterprise or organization, foreign or domestic, or issued or guaranteed by any national or state government, foreign or domestic, or their agencies, instrumentalities or subdivisions (including but not limited to, bonds, debentures, bills, time notes and all other evidences of indebtedness); negotiable or non-negotiable instruments; any and all futures contracts; government securities and money market instruments (including but not limited to, bank certificates of deposit, finance paper, commercial paper, bankers acceptances, and all kinds of repurchase agreements);

                  (b) To invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to sell or otherwise dispose of foreign currencies, and funds and exchanges, and make deposits in banks, savings banks, trust companies, and savings and loan associations, foreign or domestic;




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                  (c)  To acquire (by purchase, lease or otherwise) and to
             hold, use, maintain, develop, and dispose of (by sale or otherwise) any property, real or personal, and any interest therein;

                  (d) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

                  (e) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                  (f) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

                  (g) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

                  (h) Subject to the provisions of Article III, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights or privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

                  (i) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;






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


                  (j) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

                  (k) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

                  (l) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

                  (m)  To borrow funds;

                  (n) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

                  (o) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distribution and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

                  (p) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means

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

             of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

                  The Trustees shall not in any way be bound or limited by
             any present or future law or custom in regard to investments by trustees of common law trusts. Except as otherwise provided herein or from time to time in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (if a quorum by present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other simultaneously and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

             PAYMENT OF EXPENSES, ALLOCATION OF LIABILITIES
             ----------------------------------------------

                  SECTION 3. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

                  The assets of a particular series of Shares shall be
             charged with the liabilities (including, in the discretion of the Trustees or their delegate, accrued expenses and reserves) incurred in respect of such series (but not with liabilities incurred in respect of any other series) and such series shall also be charged with its share of any other liabilities. Any allocation of the liabilities of a series among classes of Shares of that series shall be done in a manner consistent with the preferences and special or relative rights or privileges of such classes. The determination of the Trustees shall be final and conclusive as to the amount of liabilities to be charged to one or more particular series or class. The Trustees may delegate from time to time the power to make such allocation to one or more Trustees or to an agent of the Trust appointed for such purpose. The liabilities with which a series is so charged are herein referred to as the "liabilities of" such series.

                  SECTION 4. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder to pay directly, in advance or arrears, for charges for the Trust's custodian or transfer or shareholder service or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such Shareholder.

             OWNERSHIP OF ASSETS OF THE TRUST
             --------------------------------

                  SECTION 5. Title to all of the assets of each series of the Trust and of the Trust shall at all times be considered as vested in the Trustees.

             ADVISORY, MANAGEMENT AND DISTRIBUTION
             -------------------------------------

                  SECTION 6. Subject to a favorable vote of a majority of the outstanding voting securities of a series of the Trust, the Trustees may on behalf of such series, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for such series with a corporation, trust, association or other organization, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of such series shall be held uninvested and to make changes in such series' investments. The Trustees may also, at any time and from time to time, contract with a corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

                  The fact that:

                       (a) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, advisor, principal underwriter, or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management or principal underwriter's or distributor's contract, or transfer, shareholder services or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

                       (b) any corporation, trust, association or other organization with which an advisory or management or principal underwriter's or distributor's contract, or transfer, shareholder services or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distrib-utor's contract, or transfer, shareholder services or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other businesses or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Share-holders.

                                       ARTICLE V
                                       ---------

                       SHAREHOLDERS' VOTING POWERS AND MEETINGS
                       ----------------------------------------

             VOTING POWERS
             -------------

                  SECTION 1. Subject to the voting provisions of one or more classes of Shares, the Shareholders shall have power to vote only: (a) for the election or removal of Trustees as provided in Article IV, Section 1; (b) with respect to any investment advisor or manager as provided in Article IV,
             Section 6; (c) with respect to any termination or reorganization of the Trust or any series or class thereof to the extent and as provided in Article IX, Section 1; (d) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 4; and (e) with respect to such additional matters relating to the Trust as may be required by law, the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

                  Each whole Share shall be entitled to one vote as to any
             matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of the Declaration of Trust, on any matter submitted to a vote of Shareholders all Shares of the Trust then entitled to vote shall, except to the extent otherwise required or permitted by the preferences and special or relative rights or privileges of any class of Shares, be voted by individual series and not in the aggregate or by class, except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only Shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.

                  A proxy with respect to Shares held in the name of two
             or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

                  Until Shares of any series or class are issued, the
             Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders of such series or class.

             SHAREHOLDER MEETINGS
             --------------------

                  SECTION 2. Meetings of Shareholders (including meetings involving only one or more but less than all series or classes) may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Such meetings shall be held at the principal office of the Trust as set forth in the By-Laws of the Trust or at any such other place within the United States as may be designated in the call thereof, which call shall be made by the Trustees or the President of the Trust. Meetings of Shareholders may be called by the Trustees or such other person or persons as may be specified in the By-Laws upon written application by Shareholders holding at least twenty-five percent (25%) (or ten percent (10%)) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the Shares then outstanding of all series and classes entitled to vote at such meeting requesting a meeting be called for a purpose requiring action by the Shareholders as provided herein or in the By-Laws which purpose shall be specified in any such written application.

                  Shareholders shall be entitled to at least seven days'
             written notice of any meeting of the Shareholders.

             QUORUM AND REQUIRED VOTE
             ------------------------

                  SECTION 3. The presence at a meeting of Shareholders in person or by proxy of Shareholders entitled to vote at least thirty percent (30%) of all votes entitled to be cast at the meeting of each series or class entitled to vote as a series or class shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that the holders of Shares shall vote in the aggregate and not as a series or class, then the presence in person or by proxy of Shareholders entitled to vote at least thirty percent (30%) of all votes entitled to be cast at the meeting (without regard to series or class) shall constitute a quorum. Any lesser number, however, shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

                  Except when a larger vote is required by any provisions
             of the 1940 Act, this Declaration of Trust or the By-Laws, a majority of the Shares of each series or class voted on the matter shall decide that matter insofar as that series or class is concerned, provided that where any provision of law, this Declaration of Trust or the By-Laws permits or requires that the holders of Shares vote in the aggregate and not as a series or class, then a majority of the Shares voted on any matter (without regard to series or class) shall decide such matter and a plurality shall elect a Trustee.

             ACTION BY WRITTEN CONSENT
             -------------------------

                  SECTION 4. Any action taken by Shareholders may be taken without a meeting if Shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter of each series or class or, where any provision of law, this Declaration of Trust or the By-Laws permits or requires that the holders of Shares vote in the aggregate and not as a series or class, if Shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast thereon (without regard to series or class) (or in either case such larger vote as shall be required by any provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

             ADDITIONAL PROVISIONS
             ---------------------

                  SECTION 5. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

                                      ARTICLE VI
                                      ----------

                      DISTRIBUTIONS, REDEMPTIONS AND REPURCHASES,
                      -------------------------------------------
                         AND DETERMINATION OF NET ASSET VALUE
                         ------------------------------------

             DISTRIBUTIONS
             -------------

                  SECTION 1. The Trustees may in their sole discretion from time to time distribute to the Shareholders of any series such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and ac-crued expenses and liabilities of such series (including such reserves as the Trustees may establish) determined in accor-dance with this Declaration of Trust and good accounting practices. The Trustees shall have full discretion to deter-mine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions to any series, if any be made, shall be in Shares of such series, in cash or otherwise and on a date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the Shareholders of any series as of a record date or dates determined by the Trustees, in Shares of such series, in cash or otherwise, all or part of any gains real-ized on the sale or disposition of property of the series or otherwise, or all or part of any other principal of the Trust attributable to the series. Except to the extent otherwise required or permitted by the preferences and special or relative rights or privileges of any classes of Shares of that series, each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares of the series held by the several Shareholders on the applicable record date thereof, provided that distributions from assets of a series may only be made to the holders of the Shares of such series and provided that no distributions need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any distribution to the Shareholders of a partic-ular class of Shares shall be made to such Shareholders prorata in proportion to the number of Shares of such class held by each of them. Any distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with this Declaration of Trust. The Trustees have the power, in their discretion, to distribute for any year amounts sufficient to enable the Trust to qualify as a "regu-lated investment company" under the Internal Revenue Code as amended (or any successor thereto) to avoid any liability for federal income tax in respect of that year.

             REDEMPTIONS AND REPURCHASES
             ---------------------------

                  SECTION 2. Any holder of Shares of the Trust may, by presentation of a request in proper form, together with his certificates, if any, for such Shares, in proper form for transfer to the Trust or duly authorized agent of the Trust, request redemption of his shares for the net asset value thereof determined and computed in accordance with the provisions of this Section 2 and the provisions of Section 6 of this Article VI.

                  Upon receipt by the Trust or its duly authorized agent,
             as the case may be, of such a request for redemption of Shares in proper form, such Shares shall be redeemed at the net asset value per share of the particular series or class next determined after such request is received or determined as of such other time fixed by the Trustees as may be permitted or required by the 1940 Act. The criteria for determining what constitutes a request for redemption in proper form and the time of receipt of such request shall be fixed by the Trustees.

                  The obligation of the Trust to redeem its Shares as set
             forth above in this Section 2 shall be subject to the condition that such obligation may be suspended by the Trust by or under authority of the Trustees during any period or periods when and to the extent permissible under the 1940 Act. If there is such a suspension, any Shareholder may withdraw any request for redemption which has been received by the Trust during any such period and the applicable net asset value with respect to which would but for such suspension be calculated as of a time during such period. Upon such withdrawal, the Trust shall return to the Shareholder the certificates therefor, if any.

                  The Trust may also purchase, repurchase or redeem Shares
             in accordance with such other methods, upon such other terms and subject to such other conditions as the Trustee may from time to time authorize at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Shares redeemed or repurchased by the Trust hereunder shall be canceled upon such redemption or repurchase without further action by the Trust or the Trustees and the number of issued and outstanding Shares of the relevant series and class shall thereupon by reduced by such amount.

             PAYMENT FOR SHARES REDEEMED
             ---------------------------

                  SECTION 3. Payment of the redemption price for Shares redeemed pursuant to this Article VI shall be made by the Trust or its duly authorized agent after receipt by the Trust or its duly authorized agent of a request for redemption in proper form (together with any certificates for such Shares as provided in Section 2 above) in accordance with procedures and subject to conditions prescribed by the Trustees; provided, however, that payment may be postponed during the period in which the redemption of Shares is suspended under Section 2 above. Subject to any generally applicable limitation imposed by the Trustees, any payment on redemption, purchase or repurchase by the Trust of Shares may, if authorized by the Trustees, be made wholly or partly in kind, instead of in cash. Such payment in kind shall be made by distributing securities or other property, constituting, in the opinion of the Trustees, a fair representation of the various types of securities and other property then held by the series of Shares being redeemed, purchased or repurchased (but not necessarily involving a portion of each of the series' holdings) and taken at their value used in determining the net asset value of the Shares in respect of which payment is made.

             REDEMPTIONS AT THE OPTION OF THE TRUST
             --------------------------------------

                  SECTION 4. The Trust shall have the right at its option and at any time and from time to time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with Section 6 of this Article VI, if at such time such Shareholder owns fewer shares of a series or class than, or Shares of a series or class having an aggregate net asset value of less than, an amount determined from time to time by the Trustees. Any such redemption at the option of the Trust shall be made in accordance with such other criteria and procedures for determining the Shares to be redeemed, the redemption date and the means of effecting such redemption as the Trustees may from time to time authorize.

             ADDITIONAL PROVISIONS RELATING TO DIVIDENDS, REDEMPTIONS AND
             ------------------------------------------------------------
             REPURCHASES
             -----------

                  SECTION 5. The completion of redemption, purchase or repurchase of Shares shall constitute a full discharge of the Trust and the Trustees with respect to such Shares. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series or class) with respect to, nor any redemption or repurchase of, the Shares of any series or class shall be effected by the Trust other than from the assets of such series.

             DETERMINATION OF NET ASSET VALUE
             --------------------------------

                  SECTION 6. The term "net asset value" of each Share of a series or class as of any particular time shall be the quotient obtained by dividing the value, as at such time, of the net assets of such series or class (i.e., the value of the assets of such series or class less the liabilities of such series or class, exclusive of liabilities represented by the Shares of such series or class) by the total number of Shares of such series or class outstanding at such time, all determined and computed in accordance with the Trust's current prospectus.

                  The Trustees, or any officer, or officers or agent of
             the Trust designated for the purpose by the Trustees shall determine the net asset value of the Shares of each series or class, and the Trustees shall fix the time or times as of which the net asset value of the Shares of each series or class shall be determined and shall fix the periods during which any such net asset value shall be effective as to sales, redemptions and repurchases of, and other transactions in, the Shares of such series or class, except as such times and periods for any such transaction may be fixed by other provisions of this Declaration of Trust or by the By-Laws.

                  Determinations in accordance with this Section 6 made in
             good faith shall be binding on all parties concerned.

             HOW LONG SHARES ARE OUTSTANDING
             -------------------------------

                  SECTION 7. Shares of the Trust surrendered to the Trust for redemption by it pursuant to the provisions of Section 2 of this Article VI shall be deemed to be outstanding until the redemption price thereof is determined pursuant to this
             Article VI and, thereupon and until paid, the redemption price thereof shall be deemed to be a liability of the Trust. Shares of the Trust purchased by the Trust in the open market shall be deemed to be outstanding until confirmation of purchase thereof by the Trust and, thereupon and until paid, the purchase price thereof shall be deemed to be a liability of the Trust. Shares of the Trust redeemed by the Trust pursuant to Section 4 of this Article VI shall be deemed to be outstanding until said Shares are deemed to be redeemed in accordance with procedures adopted by the Trustees pursuant to said Section 4.

                                      ARTICLE VII
                                      -----------

                      COMPENSATION AND LIMITATION OF LIABILITY OF
                     -------------------------------------------
                               TRUSTEES AND SHAREHOLDERS
                               -------------------------

                  SECTION 1. The Trustees as such shall be entitled to reasonable compensation from the Trust if the rate thereof is prescribed by such Trustees. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust, it being recognized that such employment may result in such Trustee being considered an Affiliated Person or an Interested Person.

             LIMITATION OF LIABILITY
             -----------------------

                  SECTION 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment advisor or manager, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

                  Every note, bond, contract, instrument, certificate,
             Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustee or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

                  Every note, bond, contract, instrument, certificate or
             undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or a particular series of Shares, and may contain such further recital as he or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

                  All persons extending credit to, contracting with or
             having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares, as the case may be, for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

             TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY
             -------------------------------------------------------------

                  SECTION 3. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable only for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into pursuant to Section 2 of
             Article IV. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

             LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES
             ------------------------------------------------

                  SECTION 4. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                     ARTICLE VIII
                                     ------------

                                    INDEMNIFICATION
                                    ---------------

                  Subject to the exceptions and limitations contained in
             this Article, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the request of the Trust as directors, officers or trustees of another organization in which the Trust has an interest as a shareholder, creditor or otherwise) hereinafter referred to as a "Covered Person", shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director or officer and against amounts paid or incurred by him in settlement thereof.

                  No indemnification shall be provided hereunder to a
             Covered Person:

                       (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                       (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                       (c)  in the event of a settlement or other
             disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                            (i)    by a vote of a majority of the
             Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                            (ii)   by written opinion of independent legal
             counsel.

                  The rights of indemnification herein provided may be
             insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

                  Expenses of preparation and presentation of a defense to
             any claim, action, suit or proceeding subject to a claim for indemnification under this Article shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article, provided that either:

                       (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                       (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Article, a "Disinterested Trustee" is
             one (a) who is not an "interested person" of the Trust, as defined in the 1940 Act (including anyone who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and (b) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

                  As used in this Article, the words "claim", "action",
             "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, cost, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  In case any Shareholder or former Shareholder shall be
             held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of Shares or for losses suffered by reason of any changes in value of any Trust assets.

                                      ARTICLE IX
                                      ----------

                                     MISCELLANEOUS
                                     -------------

             DURATION, TERMINATION AND REORGANIZATION OF TRUST
             -------------------------------------------------

                  SECTION 1. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees by written notice to the Shareholders without a vote of the Shareholders of the Trust or by the vote of the Shareholders entitled to vote more than fifty percent (50%) of the votes of each series or class entitled to be cast on the matter. Any series or class of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such series or class without a vote of the Shareholders of such series or class or by the vote of the Shareholders of such series or class entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter.

                  Upon termination of the Trust or of any one or more
             series or classes of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the particular series or class as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce to the extent necessary the remaining assets of the particular series to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series or class involved, ratably according the number of Shares of such series or class held by the several Shareholders of such series or class on the date of termination. Any such distributions with respect to any series which has one or more classes of Shares outstanding shall be made ratably to such classes in the same proportion as the number of Shares of each class bears to the total number of Shares of the series, except to the extent otherwise required or permitted by the preferences and special or relative rights or privileges of any classes of Shares of any such series.

                  At any time by the affirmative vote of the Shareholders
             of the affected series entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter, the Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, Shares of such other series) with such transfer being made subject to or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so distributed. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various series the assets belonging to which have so been transferred) among the Shareholders of the series the assets belonging to which have been so transferred; and if all the assets of the Trust have been so distributed, the Trust shall be terminated.

             FILING OF COPIES, REFERENCES, HEADINGS
             --------------------------------------

                  SECTION 2. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by any officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof", and "hereunder", shall be deemed to refer to this instrument as amended from time to time. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

             APPLICABLE LAW
             --------------

                  SECTION 3. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

             AMENDMENTS
             ----------

                  SECTION 4. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of Shareholders holding more than fifty percent (50%) of the Shares of each series entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding more than fifty percent (50%) of the Shares entitled to vote of each series or class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and the regulations thereunder for the Trust's obtaining the most favorable treatment thereunder available to regulated investment companies shall not require authorization by Shareholder vote.

                  IN WITNESS WHEREOF, the undersigned have hereunto set
             their hands and seals for themselves and their assigns, as of this 27th day of May, 1994.


                                           /s/ Charles M. Kierscht
                                           ------------------------------
             (SEAL)                        Charles M. Kierscht, Trustee
                                           321 Princeton Road
                                           Hinsdale, Illinois  60521



                                           (signatures continue)

                                           /s/ David W. Belin
                                           -------------------------------
                                           David W. Belin, Trustee
                                           1705 Plaza Circle
                                           Des Moines, Iowa  50322


                                           /s/ Lewis A. Burnham
                                           -------------------------------
                                           Lewis A. Burnham, Trustee
                                           16410 Avila Boulevard
                                           Tampa, Florida  33613


                                           /s/ Donald L. Dunaway
                                           ------------------------------
                                           Donald L. Dunaway, Trustee
                                           235A North Elm Grove Road
                                           Brookfield, Wisconsin  53005

                                           /s/ Robert B. Hoffman
                                           -------------------------------
                                           Robert B. Hoffman, Trustee
                                           1448 North Lake Shore Drive,
                                           Apt. 7-8A
                                           Chicago, IL  60610


                                           /s/ Donald R. Jones
                                           ------------------------------
                                           Donald R. Jones, Trustee
                                           1776 Beaver Pond Road
                                           Inverness, Illinois  60067

                                           ------------------------------
                                           Charles M. Kierscht, Trustee
                                           321 Princeton Road
                                           Hinsdale, Illinois  60521


                                           /s/ William P. Sommers
                                           ------------------------------
                                           William P. Sommers, Trustee
                                           2181 Parkside Ave.
                                           Hillsborough, California  94010

                                           /s/ Stephen B. Timbers
                                           ------------------------------
                                           Stephen B. Timbers, Trustee
                                           1448 North Lake Shore Drive,
                                           Apt. 12-1/2C
                                           Chicago, Illinois  60610

             STATE OF ILLINOIS )
                               ) SS
             COUNTY OF COOK    )


                  Then personally appeared the afore-named David W. Belin,
             Lewis A. Burnham, Donald L. Dunaway, Robert B. Hoffman, Donald R. Jones, Charles M. Kierscht, William P. Sommers and Stephen B. Timbers who acknowledged the foregoing instrument to be their free act and deed, before me this 27th day of May, 1994.







                                           /s/ Mary A. McCallister
                                           ------------------------------
                                                    NOTARY PUBLIC




                                     32